90020-P2 08/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 14, 2026

TO THE SUMMARY PROSPECTUS

DATED MARCH 1, 2026, OF

CLEARBRIDGE SMALL CAP FUND (THE “FUND”)

Important Notice Regarding Change in Investment Policy and Name

At a meeting held on August 12-13, 2026, the Board of Trustees of the Fund approved certain changes to the Fund. These changes include a new name, 80% investment policy, investment strategy, and other related changes. These changes will be effective on or about November 6, 2026. In addition, effective immediately through the effective date of the changes described below, any contingent deferred sales charges applicable to fund redemptions will be waived.

In connection with the changes to the Fund, the Fund’s Summary Prospectus is hereby amended and revised to reflect, and any contradictory information therein is hereby superseded by, the following, in each case effective on or about November 6, 2026.

1.	Name Change

The name of the Fund will be changed to ClearBridge Smaller Companies Fund.

2.	Principal investment strategy

The following text replaces in its entirety the “Principal investment strategies” section in the Fund’s Summary Prospectus:

Under normal circumstances, the fund invests at least 80% of its net assets plus borrowings for investment purposes, if any, in common stocks and other equity securities of smaller capitalization companies or in other investments that the portfolio managers believe have similar economic characteristics. Smaller capitalization companies are those companies whose market capitalizations fall within a market cap range of $500 million to the highest month-end capitalization value of any stock in the Russell 2500 Growth Index (the “Index”) for the previous 12 months. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered to be securities of smaller capitalization companies for the purposes of the fund’s 80% investment policy. The size of companies in the Index changes with market conditions and composition of the Index. As of June 30, 2026, the highest market capitalization value of any stock in the Index was approximately $30 billion.

The Fund seeks long-term capital appreciation by investing primarily in high-quality growth companies that are market leaders or have the potential to achieve leadership positions, possess substantial opportunities for sustainable expansion, generate strong free cash flow, and demonstrate disciplined capital allocation, while employing a long-term, valuation-conscious investment approach focused on business fundamentals, cash flow generation, and opportunistic position size management to capitalize on market volatility and compound earnings growth over time.

Subject to the Fund’s 80% investment policy, the fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations. The fund may invest in foreign equity securities, including securities of emerging market issuers.

3.	Principal risks

a.	The following are added to the section entitled “Principal risks” in the Fund’s Summary Prospectus:

Growth investing risk. The fund’s growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends. The values of growth securities tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market while the market favors value stocks.

Industrials sector risk. The industrials sector may be adversely affected by changes in the supply of and demand for raw materials, products and services, product obsolescence, strikes or labor shortages, claims for environmental damage or product liability, trading and tariff arrangements, and general economic conditions, among other factors.

b.

The risks titled “Value investing risk” and “Special risks of companies undergoing reorganization, restructuring or a spin-off” within the section titled “Principal risks” in the Fund’s Summary Prospectus are each deleted in their entirety.

4.	Performance benchmark

To align with the changes to the Fund’s principal investment strategies, the Fund will compare its performance to the Russell 2500 Growth Index rather than to the Russell 2000 Index as the Fund’s benchmark.

5.	Portfolio managers

The following replaces the table in the section of the Fund’s Summary Prospectus titled “Management – Portfolio managers”:

Portfolio manager	Title	Portfolio manager of the fund since
Brian M. Angerame	Managing Director and Portfolio Manager of ClearBridge	November 2026
Aram E. Green	Managing Director and Portfolio Manager of ClearBridge	November 2026
Matthew Lilling, CFA	Director and Portfolio Manager of ClearBridge	November 2026
Jeffrey Bailin, CFA	Managing Director and Portfolio Manager of ClearBridge	June 2026

Please retain this supplement for future reference.

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